UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2023

Cytek Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40632	47-2547526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47215 Lakeview Boulevard Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 922-9835

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Cytek Biosciences, Inc. (the “Company”) on February 13, 2023, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Luminex Corporation (“Luminex”), pursuant to which the Company acquired certain assets relating to the flow cytometry and imaging business of Luminex, including relating to the business of manufacturing, marketing, selling, servicing and maintaining Amnis, CellStream, Guava and Muse-branded instruments, and flow cytometry reagent products and services of Luminex (the “FCI Business”) from Luminex.

On February 28, 2023, the Company filed a Current Report on Form 8-K (the “Initial Filing”) to report, among other things, that the closing contemplated by the Purchase Agreement occurred on February 28, 2023, following the satisfaction or waiver of the closing conditions under the Purchase Agreement.

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Initial Filing to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial Filing. This Amendment No. 1 does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Filing is hereby incorporated by reference to this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statement of Business Acquired

The audited abbreviated financial statements of the FCI Business as of and for the year ended December 31, 2022, and the related notes and the related independent auditors’ report thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Certain unaudited pro forma financial information as of and for the year ended December 31, 2022 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Luminex.

99.1	Audited abbreviated financial statements of the FCI Business as of and for the year ended December 31, 2022, and the related notes and the related independent auditors’ report thereon.

99.2	Unaudited pro forma combined financial information as of and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytek Biosciences, Inc.

Date: May 15, 2023	By:	/s/ Wenbin Jiang, Ph.D.
Wenbin Jiang, Ph.D. President and Chief Executive Officer